Exhibit 99.1

September 30, 2026 Results

Important Information

Performance

BDC Performance HighlightsBDC Performance Highlights 10.6% Weighted Average Yield at Amortized Cost [2] 64 Portfolio companies 95% Institutional ownership 8.1% Distribution Rate [3] ~$1.2B Total Assets [1] $101M ITD Distributions $1.0B Investments at FV 4.7% Net Interest Margin [4] 207.4% Asset coverage ratio [5] 46.1% Non-sponsored mix [6] Key Year-Over-Year Metrics Metric September 30, 2026 September 30, 2025 Total Assets [1] (in thousands) $1,168,465 $944,381 Portfolio Companies 64 47 Total Net Assets (in thousands)$475,064 $388,678 Distribution Rate [3] 8.1% 9.4% Shares Outstanding 34,397,045 26,192,799 Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

BDC Performance Highlights (continued)

Investments at Fair Value ($M)



$1,200M
$1,100M
$1,000M
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
90
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
$461
$557
$669
$732
$747
$789
$822
$984
$1,022
29
34
42
45
47
54
57
62
64
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

+17 Portfolio Companies

+36.2% Increase

(47 → 64) from Q3 2025 to Q3 2026

+$275M FV Growth

+36.8% Increase

($747M → $1,022M) from Q3 2025 to Q3 2026

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

05

Spread

Spread Highlights Net Interest Margin Funding Sources ING Revolver $300.0M SOFR+ 2.67% Maturity 2029 $300M Capacity SBA Debentures [9] $230.0M Fixed Rate 10-yr $350M Capacity Sr. Unsecured Notes $145.0M 7.00%– 8.25% Fixed Maturity 2029– 2031 BBB (low) / Stable Trend – Morningstar DBRS [10] 11.4% 11.1% 11.1% 10.7% 11.0% 11.3% 11.1% 10.6% 8.9% 9.5% 9.4% 9.4% 9.4% 8.9% 9.0% 8.1% 6.4% 6.1% 6.1% 6.1% 6.1% 5.9% 5.9% 5.9% 4.3% 4.3% 4.3% 4.0% 3.7% 3.7% 3.7% 4.1% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3'26 WA Yield (Amortized Cost) [2] Distribution Rate WA Interest Rate [11] 3-Mo SOFR [12] 4.7% 10.6% Weighted Average Yield at Amortized Cost [2], [35] 5.9% Weighted Average Debt Interest Rate [11] 4.7% Net Interest Margin [4] $24.2M Total Investment Income

Asset-Liability Matching



$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
3.0 Yrs WA Asset Maturity
5.0 Yrs WA Debt Maturity
$21.6M
$64.2M
$140.2M
$195.4M
$302.0M
$276.5M
$65.0M
$324.4M
$308.0M
2026
2027
2028
2029
2030
Later or No Maturity
Investment Maturities [13]
Debt Maturities [14]

08

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Credit

Credit & Portfolio Highlights 2.8% Non-Accrual Rate at FV [15] 96.1% FV / Par [16] 0% Direct SaaS Exposure [17] 82.4% 2.1 Weighted Average # of Covenants [19] 1.2% Watch Listed Rate [20] Borrower Performance Metrics Metric September 30, 2026 December 31, 2025 Weighted Average Interest Coverage [21] 2.8x 2.6x Weighted Average Net Leverage [22] 3.7x 3.6x Weighted Average LTV [23] 54.0% 49.0% Weighted Average Asset Maturity (years) [24] 3.0 3.3 Weighted Average Spread [7] 6.5% 6.5% Avg FV / Portfolio Company $16.0M $14.6M Floating Rate [18] 96.6% 85.4% First Lien Senior Secured

Credit & Portfolio Highlights Professional Services 11.3% 10.3% Financial Services 6.0% Independent Power & Renewable 4.8% 5.9% IT Services 5.7% Road & Rail 5.0% 7.7% Health Care Providers & Services 9.1% Hotels, Restaurants & Leisure 9.8% Top 10 Industry Exposures % Port. [25] Construction & Engineering Diversified Consumer Services Commercial Services & Supplies

Credit & Portfolio Highlights Portfolio by Region[8] Empire # of Deals: 18 % of FV: 31.8% Gulf Coast FV: $150M # of Deals: 9 % of FV: 14.7% Mid-Atlantic FV: $175M # of Deals: 12 % of FV: 17.1% Far West FV: $150M # of Deals: 8 % of FV: 14.7% Great Lakes FV: $71M # of Deals: 4 % of FV: 6.9% Southeast FV: $115M # of Deals: 10 % of FV: 11.3% Cascade FV: $17M # of Deals: 1 % of FV: 1.7% Four Corners FV: $8M # of Deals: 1 % of FV: 0.8% FV: $325M Northeast FV: $10M # of Deals: 1 % of FV: 1.0%

Goal2030

Goal2030 Highlights[26] 23K Target: 100K 52.7% Target: 50% 32.9% 2.7% over target Target: 50% [27] [28] [29]

Goal2030 Highlights Human Capital Indicators vs. National Average $619,746 ITD Indicator 53% 45% 12% 33% 32% 28% 23% Managerial Assistance Adoption [29] Retirement Participation [32] Healthcare Participation [31] Employee Turnover (Quarterly) [30]

Consolidated Statements of Assets and Liabilities September 30, 2026 December 31, 2025 Assets Investments, at Fair Value $1,022,280 $789,213 Cash and Cash Equivalents 127,136 199,187 Deferred financing and other assets 10,290 12,109 Interest receivable 6,829 2,964 Restricted cash 1,930 — Total Assets $1,168,465 $1,003,473 Liabilities Secured borrowings 299,982 276,982 SBA-guaranteed debentures 230,000 230,000 Notes payable 142,526 63,402 Distributions payable 9,631 9,239 Interest and financing payable 3,268 7,517 Management fee payable 2,197 1,841 Other Liabilities 2,121 1,647 Derivative liabilities, at fair value 2,016 — Incentive fee payable 1,660 1,516 Total Liabilities $693,401 $592,144 Net Assets Total Net Assets $475,064 $411,329 Shares Outstanding 34,397,045 27,776,022 NAV Per Share [34] $13.81 $14.81

Consolidated Statements of Operations Three months ended September 30, 2026 Three months ended September 30, 2025 Nine months ended September 30, 2026 Nine months ended September 30, 2025 Investment Income Interest Income $22,159 $19,107 $63,079 $55,397 Paid-in-Kind Interest & Dividend Income 592 1,081 4,488 1,785 Fee Income 710 518 1,231 1,604 Interest from Cash & Cash Equivalents 730 1,115 2,371 3,587 Total Investment Income $24,191 $21,821 $71,169 $62,373 Expenses Interest & Financing Expenses $9,526 $7,949 $25,847 $21,218 Management Fee 2,198 1,713 6,125 4,776 Incentive Fee 1,660 1,609 5,051 4,743 General & Administrative Expenses 774 692 2,017 1,767 Legal & Professional Fees 589 805 1,665 1,464 Administrative Services Fee 700 450 1,800 1,350 Income Tax Expense (678) (532) — 138 Total Expenses $14,769 $12,686 $42,505 $35,456 Net Investment Income $9,422 $9,135 $28,664 $26,917 Realized & Unrealized Gains (Losses) Net Realized Gains (Losses) on Investments $(11,276) $121 $(11,276) $203 Net Change in Unrealized Gains (Losses) on Investments $(9,792) $(3,598) $(20,633) $(1,210) Net Realized Gains (Losses) on Interest Rate Swap 9 — 9 — Net Change in Unrealized Gains (Losses) on Interest Rate Swap (2,016) — (2,016) — Net increase (decrease) in net assets resulting from operations $(13,653) $5,658 $(5,252) $25,910 Per Share Data [34] Weighted average common shares outstanding 34,358,825 24,463,746 30,674,985 24,221,279 Earnings Per Share $(0.40) $0.23 $(0.17) $1.07 Dividend Declared $0.28 $0.35 $0.94 $1.05

Notes and Definitions [1] [2] [3] [4] [5] [6] [7] [8] [16] [9] [17] [11] [18] [12] [19] [20] [21] [13] [14] [15] [10]

Notes and Definitions [25] [26] [27] [28] [29] [30] [31] [32] [33] [34] [35] [24] [23] [22]